UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21088

                          PNC ABSOLUTE RETURN FUND LLC
               (Exact name of registrant as specified in charter)

                                   ----------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

PNC ABSOLUTE RETURN FUND LLC
ANNUAL REPORT
MARCH 31, 2010

PNC ABSOLUTE RETURN FUND LLC
CONTENTS
MARCH 31, 2010

                                                                            PAGE
                                                                            ----
Report of Independent Registered Public Accounting Firm .................     2

FINANCIAL STATEMENTS
Statement of Assets and Liabilities .....................................     3
Statement of Operations .................................................     4
Statements of Changes in Members' Capital ...............................     5
Statement of Cash Flows .................................................     6
Financial Highlights ....................................................     7
Notes to Financial Statements ...........................................     8
Directors and Officers of the Fund (Unaudited) ..........................    16
Other Information (Unaudited) ...........................................    21

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Absolute Return Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Absolute Return Fund LLC (the "Fund") as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Absolute Return Fund LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include an investment in PNC Absolute Return Master Fund LLC (the "Master Fund") valued at $23,412,494 (99.43% of total members' capital) as of March 31, 2010, whose fair value has been estimated by management in the absence of a readily ascertainable market value. Management's estimate is based on information provided by the investment managers or general partners of the underlying funds of the Master Fund.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2010

PNC ABSOLUTE RETURN FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

ASSETS
Investment in PNC Absolute Return Master Fund LLC ("Master Fund")   $23,412,494
Receivable from Master Fund for tender offer                          1,000,000
Restricted cash                                                       2,435,820
Receivable from Manager                                                 165,535
Prepaid expenses                                                          9,961
Other receivable                                                          4,000
                                                                    -----------
   Total assets                                                      27,027,810
                                                                    -----------
LIABILITIES
Note payable for tender offer                                         2,935,820
Capital contributions received in advance                               500,000
Administration fee payable                                                3,750
Directors' fee payable                                                      667
Chief Compliance Officer fees payable                                       389
Deferred compensation                                                       250
Other accrued expenses                                                   40,719
                                                                    -----------
   Total liabilities                                                  3,481,595
                                                                    -----------
   Net assets                                                       $23,546,215
                                                                    -----------
MEMBERS' CAPITAL
Capital                                                             $12,304,652
Accumulated net investment loss                                      (7,850,278)
Accumulated net realized gain on investments                         14,401,751
Net unrealized appreciation on investments                            4,690,090
                                                                    -----------
   Members' capital                                                 $23,546,215
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2010

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                $   11,851
   Expenses                                                         (793,827)
                                                                  ----------
      Net investment loss allocated from Master Fund                (781,976)
                                                                  ----------
DIVIDEND INCOME                                                            2
                                                                  ----------
OPERATING EXPENSES
Administration fees                                                  108,229
Directors' fees                                                        6,827
Chief Compliance Officer fees                                            715
Audit and tax fees                                                    55,779
Legal fees                                                            52,986
Printing fees                                                         27,071
Tax expenses                                                           1,110
Registration fees                                                        705
Other expenses                                                         5,346
                                                                  ----------
      Total operating expenses                                       258,768
Less:
   Expense waiver/reimbursement from Manager                        (319,071)
                                                                  ----------
      Net operating expenses                                         (60,303)
                                                                  ----------
      Net investment loss                                           (721,671)
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED
   FROM MASTER FUND
Net realized gain on investments                                   2,413,198
Net change in unrealized appreciation on investments               3,073,089
                                                                  ----------
      Net realized and unrealized gain on investments allocated
         from Master Fund                                          5,486,287
                                                                  ----------
Net increase in members' capital from operating activities        $4,764,616
                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                     $   (896,486)
Net realized gain on investments           2,015,832
Net change in unrealized appreciation
   on investments                        (10,014,606)
                                        ------------
   Net decrease in members' capital
      from operating activities           (8,895,260)
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests              95,389
Cost of Interests repurchased             (5,045,389)
                                        ------------
   Net decrease in members' capital
      from capital transactions           (4,950,000)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              50,485,057
                                        ------------
Balance at end of year                  $ 36,639,797
                                        ============

FOR THE YEAR ENDED MARCH 31, 2010

FROM OPERATING ACTIVITIES
Net investment loss                     $   (721,671)
Net realized gain on investments           2,413,198
Net change in unrealized appreciation
   on investments                          3,073,089
                                        ------------
   Net increase in members' capital
      from operating activities            4,764,616
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Cost of Interests repurchased            (17,858,198)
                                        ------------
   Net decrease in members' capital
      from capital transactions          (17,858,198)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              36,639,797
                                        ------------
Balance at end of year                  $ 23,546,215
                                        ============

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities   $  4,764,616
Adjustments to reconcile net increase in members' capital
   from operating activities to net cash provided by
   operating activities
   Purchases of investments in Master Fund                       (212,812)
   Proceeds from sale of investments in Master Fund            19,617,843
   Net investment loss and realized/unrealized gain
      allocated from Master Fund                               (4,704,311)
   Increase in receivable from Manager                            (68,289)
   Increase in restricted cash                                 (1,935,820)
   Decrease in prepaid expenses                                     4,082
   Increase in other receivable                                    (4,000)
   Decrease in administration fee payable                         (37,500)
   Increase in Directors' fee payable                                 531
   Increase in Chief Compliance Officer fees payable                  389
   Increase in deferred compensation                                  250
   Decrease in other accrued expenses                              (2,601)
                                                             ------------
         Net cash provided by operating activities             17,422,378
                                                             ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                  500,000
Cost of Interests repurchased                                 (17,922,378)
                                                             ------------
         Net cash used in financing activities                (17,422,378)
                                                             ------------
         Net change in cash and cash equivalents                       --
CASH AND CASH EQUIVALENTS
Beginning of year                                                      --
                                                             ------------
End of year                                                  $         --
                                                             ============
NON-CASH OPERATING ACTIVITIES
      Receivable from Master Fund for tender offer           $  1,000,000


    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN FUND LLC
FINANCIAL HIGHLIGHTS

                                                                                                      YEAR
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      ENDED
                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
TOTAL RETURN                                       2010        2009         2008         2007+        2006
------------                                   ----------   ----------   ----------   ----------   ----------
Total return before incentive fee (1)             13.75%     (17.59)%       3.29%        6.25%        7.59 %
Incentive fee                                     (0.00)%     (0.00)%      (3.00)%      (0.39)%      (0.45)%
                                                -------     -------      -------      -------      -------
      Total return after incentive fee (1)        13.75%     (17.59)%       0.29%        5.86%        7.14%
                                                =======     =======      =======      =======      =======
Members' capital, end of year (000's)           $23,546     $36,640      $50,485      $53,123      $54,777

RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   Before waivers and reimbursements              (2.87)%     (2.71)%      (2.53)%      (2.70)%      (3.13)%
   Net of waivers and reimbursements              (1.99)%     (1.93)%      (2.00)%      (2.17)%      (2.37)%
Expense ratio before incentive fee,
   Before waivers and reimbursements (2)           2.90%       2.80%        2.55%        2.40%        2.77%
   Net of waivers and reimbursements (2)           2.02%       2.02%        2.02%        1.87%        2.02%
Expense ratio before incentive fee, net of
   waivers and reimbursements (2)                  2.02%       2.02%        2.02%        1.87%        2.02%
Incentive fee (2)                                  0.00%       0.00%        0.05%        0.39%        0.43%
                                                -------     -------      -------      -------      -------
   Expense ratio after incentive fee, net of
      waivers and reimbursements                   2.02%       2.02%        2.07%        2.26%        2.45%
                                                -------     -------      -------      -------      -------
Portfolio turnover                                24.52%(3)   11.39%(3)    14.22%(3)    35.12%(3)    19.13%

+ On July 1, 2006, the Fund converted into a feeder fund of PNC Absolute Return Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1) Total return is calculated for all members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio and incentive fee ratio are calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waiver certain Fund expenses. See Note 2G in Notes to Financial Statements.

(3) The portfolio turnover shown represents the Master Fund's portfolio turnover for July 1, 2006 to March 31, 2007, the years ended March 31, 2008, March 31, 2009 and March 31, 2010. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 4.21%. Portfolio turnover is calculated for the period indicated.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

1.   ORGANIZATION

     PNC Absolute Return Fund LLC (the "Fund"), is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, investment management company. The Fund was formed on May 8, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Fund's Board of Directors (the "Board") approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $55,921,867, including its interests in the underlying investment funds, to PNC Absolute Return Master Fund LLC (the "Master Fund"), a registered, non-diversified, closed-end investment company with the same investment objective as the Fund. The Fund's interests ("Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

     The Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the Master Fund. The Master Fund's investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund which should be read in conjunction with the Fund's financial statements. The Fund owned 89.9% of the Master Fund as of March 31, 2010.

     The Board has overall responsibility for the oversight of management and business operations of the Fund on behalf of the members. The Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Fund and Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager continued to provide investment management services to the Fund and Master Fund under interim investment management agreements (the "Interim Investment Management Agreements") approved by the Board

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     of Directors, from September 29, 2009 through January 22, 2010, when the Members approved the new investment management agreements. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and Master Fund's Board of Directors, respectively.

     At March 31, 2010, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $20,331,338.

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (the "Adviser"). The Adviser is registered as an investment adviser under the Advisers Act.

     On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC ("RASL") and became an indirect wholly owned subsidiary of Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings"). The transaction with Cowen resulted in an "assignment", as that term is defined in the 1940 Act, of the investment advisory agreement with Ramius Fund of Funds Group LLC that was in effect prior to the transaction. As a result, the investment advisory agreement automatically terminated in accordance with its terms. The Adviser continued to provide investment advisory services to the Master Fund under an interim investment advisory agreement (the "Interim Investment Advisory Agreement") approved by the Board of Directors, from November 2, 2009 through January 22, 2010, when the Members approved the new investment advisory agreement.

     Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of the significant accounting policies followed by the Fund:

     A.   RECENT ACCOUNTING DEVELOPMENTS

          FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION ("ASC"). In July 2009, the FASB launched the FASB Accounting Standards Codification (the "Codification") as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification did not have an effect on the Fund's financial condition, results of operations or cash flows.

          IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. In January 2010, the FASB issued ASU No. 2010-06 which provides amendments to Fair Value Measurements and Disclosures (Topic 820). This guidance requires new disclosures, and also clarifies existing disclosures. The new disclosures relate to the transfers in and out of Level 1 and Level 2 assets, and disclosures about purchases, sales, issuance and settlements in the roll-forward of activity in Level 3 assets. The guidance also clarifies existing disclosures regarding the level of disaggregation, inputs and

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          valuation techniques. The new disclosures and clarification of existing disclosures are effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll-forward of activity in Level 3 assets, which are effective for fiscal years beginning after December 15, 2010. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-06.

     B.   VALUATION

          The net asset value (assets less liabilities, including accrued fees and expenses) of the Fund is determined as of the close of business at the end of each month.

          The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in Note 2C of the Master Fund's financial statements.

     C.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

     D.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Fund may invest in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At March 31, 2010, there was no investment in this registered investment company.

     E.   SEGREGATED ACCOUNT

          A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

     F.   FUND EXPENSES

          The Fund will bear all expenses incurred in its business other than those that the Manager assumes. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

     G.   EXPENSE LIMITATION

          Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary to ensure that the Fund's annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.02% of the Fund's average net assets. The Expense Limitation Agreement will remain in effect through June 30, 2010 and will automatically renew for successive one year periods thereafter unless the Manager provides written notice of termination at least 30 days prior to the end of the then-current term.

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     H.   INCOME TAXES

          The Fund intends to operate, and has elected to be treated, as a partnership for federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those states where investors reside or states where the Fund is subject to other filing requirements.

     I.   DISTRIBUTION POLICY

          The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

     J.   CAPITAL ACCOUNTS

          Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

     K.   RESTRICTED CASH

          The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

     L.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   INCENTIVE FEES

          The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's "Loss Carryforward Amount" and the Benchmark Return. The Loss Carryforward Amount for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The "Benchmark Return" is a non-cumulative return, determined from the first date of the fiscal year, except if a member's initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     B.   ADMINISTRATION AND OTHER FEES

          The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

     C.   BOARD FEES

          The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular, special or telephonic Board meetings. The Fund also reimburses all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2010 were $63,137, which includes $56,310 allocated from the Master Fund.

          Directors who receive fees are eligible for participation in the Fund's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in Note 4 of the Master Fund's financial statements.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in Note 5 of the Master Fund's financial statements.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2010, aggregate purchases of the Master Fund amounted to $212,812 and aggregate sales of the Master Fund amounted to $19,617,843.

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

8.   TENDER OFFER

     On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with a value in the amount of $2,500,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2009. Members received an initial payment of $2,250,000 on August 3, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2010 year-end audit.

     On August 28, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $10 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at December 31, 2009. However, pursuant to the terms and conditions of the Offer, the Fund then elected to accept tenders with a value in the amount of $16,858,198 from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after December 31, 2009. Members received an initial payment of $15,172,378 on February 1, 2010 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2010 year-end audit.

     On February 26, 2010, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2010. Tenders with an estimated value in the amount of $1 million were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2010, and the remaining amount will be paid promptly after the completion of the Fund's March 31, 2011 year-end audit.

9.   SUBMISSION OF MATTERS TO A VOTE OF MEMBERS (UNAUDITED)

     ELECTION OF DIRECTORS

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund elected five Directors to the Board of Directors. The voting results were as detailed below:

                    INTERESTS   INTERESTS   INTERESTS
NOMINEE                FOR       AGAINST    ABSTAINED
-------             ---------   ---------   ---------
Dorothy A. Berry     100.00%      0.00%       0.00%
Kelley J. Brennan    100.00%      0.00%       0.00%
Dale C. LaPorte      100.00%      0.00%       0.00%
Richard W. Furst     100.00%      0.00%       0.00%
Robert D. Neary      100.00%      0.00%       0.00%

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Through the merger of National City Corporation into PNC on December 31, 2008, PNC acquired Allegiant, and subsequently on September 29, 2009 the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant were consolidated to form the Manager. The Merger resulted in an "assignment", as the term is defined in the 1940 Act, of the investment management agreements with PNC Capital Advisors, Inc. that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms.

     In anticipation of the Merger, at a regular meeting held on August 11, 2009, the Directors of the Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve an Interim Investment Management Agreement and a new investment management agreement between the Manager and the Fund in order for the Manager to continue to serve as investment manager, in the event the Merger occurred prior to Member approval of a new investment management agreement. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund approved a new investment management agreement with PNC Capital Advisors, LLC. The voting results were as detailed below:

                               INTERESTS   INTERESTS   INTERESTS
FUND                              FOR       AGAINST    ABSTAINED
----                           ---------   ---------   ---------
PNC Absolute Return Fund LLC    100.00%      0.00%       0.00%

     APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC ("RASL") and became an indirect wholly owned subsidiary of Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings"). The transaction with Cowen resulted in an "assignment", as that term is defined in the 1940 Act, of the investment advisory agreement with Ramius Fund of Funds Group LLC that was in effect prior to the transaction. As a result, the investment advisory agreement automatically terminated in accordance with its terms.

     In anticipation of the transaction with Cowen, at a regular meeting held on August 11, 2009, the Directors of the Master Fund and Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve an Interim Investment Advisory Agreement and a new investment advisory agreement between the Manager, the Adviser and the Master Fund in order for the Adviser to continue to serve as investment adviser, in the event the transaction with Cowen occurred prior to Member approval of a new investment advisory agreement. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

PNC ABSOLUTE RETURN FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund approved a new investment advisory agreement with PNC Capital Advisors, LLC. The voting results were as detailed below:

                               INTERESTS   INTERESTS   INTERESTS
FUND                              FOR       AGAINST    ABSTAINED
----                           ---------   ---------   ---------
PNC Absolute Return Fund LLC    100.00%      0.00%       0.00%

10.  SUBSEQUENT EVENTS

     The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2010. However, the following are details relating to subsequent events that occurred since March 31, 2010 through May 31, 2010.

     As of May 31, 2010, SEI will no longer provide sub-administration services and SEI Private Trust Company will no longer provide custody and escrow agent services for the Fund. Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Fund.

     On April 26, 2010, the Board approved the termination of Kramer Levin Naftalis & Frankel LLP and K&L Gates LLP as counsel to the Master Fund and counsel to the independent directors, respectively. Effective April 27, 2010, Ropes & Gray LLP and Sutherland Asbill & Brennan LLP assumed the responsibilities as counsel to the Fund and counsel to the independent directors, respectively.

PNC ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

The business and affairs of the Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Fund is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Fund's Limited Liability Agreement. The Directors are not "interested persons" as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Fund. The address of each Director and officer is c/o PNC Absolute Return Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

NAME, DATE OF BIRTH       LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS HELD BY
AND AGE                       SERVED           DURING PAST 5 YEARS         DIRECTOR DURING PAST 5 YEARS(1)
-----------------------   --------------   --------------------------   ------------------------------------
John R. Murphy            Since 2002       Vice-Chairman, National      Director, Omnicom Group, Inc. (media
Date of Birth: 1/7/34                      Geographic Society, March    and marketing); Director, Sirsi
Age: 76                                    1998 to present; Managing    Dynix (technology); Director, PNC
                                           Partner, Rock Solid          Funds, PNC Advantage Funds, PNC
                                           Holdings, 2009 to present.   Absolute Return Master Fund LLC, PNC
                                                                        Absolute Return TEDI Fund LLC, PNC
                                                                        Long-Short Master Fund LLC, PNC
                                                                        Long-Short Fund LLC, PNC Long-Short
                                                                        TEDI Fund LLC, PNC Alternative
                                                                        Strategies Master Fund LLC, PNC
                                                                        Alternative Strategies Fund LLC, PNC
                                                                        Alternative Strategies TEDI Fund LLC
                                                                        (each a registered investment
                                                                        company)

Robert D. Neary           Since 2010       Retired; Co-Chairman of      Director, Strategic Distribution,
Date of Birth: 9/30/33                     Ernst & Young LLP (an        Inc. (sales and management of
Age: 76                                    accounting firm), 1984 -     maintenance supplies) until March
                                           1993.                        2007; Director, Commercial Metals
                                                                        Company; Director, PNC Funds, PNC
                                                                        Advantage Funds, PNC Absolute Return
                                                                        Master Fund LLC, PNC Absolute Return
                                                                        TEDI Fund LLC, PNC Long-Short Master
                                                                        Fund LLC, PNC Long-Short Fund LLC,
                                                                        PNC Long-Short TEDI Fund LLC, PNC
                                                                        Alternative Strategies Master Fund
                                                                        LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

PNC ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH       LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS HELD BY
AND AGE                       SERVED           DURING PAST 5 YEARS         DIRECTOR DURING PAST 5 YEARS(1)
-----------------------   --------------   --------------------------   ------------------------------------
Dorothy A. Berry          Since 2010       President, Talon             Chairman and Director,
Date of Birth: 9/12/43                     Industries, Inc.             Professionally Managed Portfolios;
Age: 66                                    (administrative,             Director, PNC Funds, PNC Advantage
                                           management and business      Funds, PNC Absolute Return Master
                                           consulting), since 1986.     Fund LLC, PNC Absolute Return TEDI
                                                                        Fund LLC, PNC Long-Short Master Fund
                                                                        LLC, PNC Long-Short Fund LLC, PNC
                                                                        Long-Short TEDI Fund LLC, PNC
                                                                        Alternative Strategies Master Fund
                                                                        LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

Kelley J. Brennan         Since 2010       Retired; Partner,            Director, PNC Funds, PNC Advantage
Date of Birth: 7/7/42                      PricewaterhouseCoopers LLP   Funds, PNC Absolute Return Master
Age: 67                                    (an accounting firm), 1981   Fund LLC, PNC Absolute Return TEDI
                                           - 2002.                      Fund LLC, PNC Long-Short Master Fund
                                                                        LLC, PNC Long-Short Fund LLC, PNC
                                                                        Long-Short TEDI Fund LLC, PNC
                                                                        Alternative Strategies Master Fund
                                                                        LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

Richard W. Furst          Since 2010       Consultant and Private       Director, Central Bank & Trust Co.;
Date of Birth: 9/13/38                     Investor, Dean Emeritus      Director, Central Bancshares;
Age: 71                                    and Garvice D. Kincaid       Director, PNC Funds, PNC Advantage
                                           Professor of Finance         Funds, PNC Absolute Return Master
                                           (Emeritus), Gatton College   Fund LLC, PNC Absolute Return TEDI
                                           of Business and Economics,   Fund LLC, PNC Long-Short Master Fund
                                           University of Kentucky,      LLC, PNC Long-Short Fund LLC, PNC
                                           since 2003.                  Long-Short TEDI Fund LLC, PNC
                                                                        Alternative Strategies Master Fund
                                                                        LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

PNC ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH       LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS HELD BY
AND AGE                       SERVED           DURING PAST 5 YEARS         DIRECTOR DURING PAST 5 YEARS(1)
-----------------------   --------------   --------------------------   ------------------------------------
Dale C. LaPorte           Since 2010       Retired; Senior Vice         Director, Invacare Corporation;
Date of Birth: 1/04/42                     President and General        Director, PNC Funds, PNC Advantage
Age: 68                                    Counsel, Invacare            Funds, PNC Absolute Return Master
                                           Corporation (manufacturer    Fund LLC, PNC Absolute Return TEDI
                                           of healthcare products),     Fund LLC, PNC Long-Short Master Fund
                                           December 2005 - 2008;        LLC, PNC Long-Short Fund LLC, PNC
                                           Partner, 1974 - 2005 and     Long-Short TEDI Fund LLC, PNC
                                           Chairman of Executive        Alternative Strategies Master Fund
                                           Committee, 2000 - 2004, of   LLC, PNC Alternative Strategies Fund
                                           Calfee, Halter & Griswold    LLC, PNC Alternative Strategies TEDI
                                           LLP (law firm).              Fund LLC (each a registered
                                                                        investment company)

L. White Matthews, III    Since 2003       Retired since 2001;          Director, Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                     Chairman and Director,       (pharmaceuticals); Director, Imation
Age: 64                                    Ceridian Corporation         Corp. (data storage products);
                                           (payroll and human           Director, PNC Funds, PNC Advantage
                                           resources services), 2003    Funds, PNC Absolute Return Master
                                           to 2007; Director and        Fund LLC, PNC Absolute Return TEDI
                                           Chairman of the Board of     Fund LLC, PNC Long-Short Master Fund
                                           Constar International Inc.   LLC, PNC Long-Short Fund LLC, PNC
                                           (bottles and packaging       Long-Short TEDI Fund LLC, PNC
                                           manufacturer), 2009 to       Alternative Strategies Master Fund
                                           present.                     LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

PNC ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, DATE OF BIRTH       LENGTH OF TIME     PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS HELD BY
AND AGE                       SERVED           DURING PAST 5 YEARS         DIRECTOR DURING PAST 5 YEARS(1)
-----------------------   --------------   --------------------------   ------------------------------------
Edward D. Miller, Jr.     Since 2002       Dean and Chief Executive     Director, Care Fusion (health care
Date of Birth: 2/1/43                      Officer, Johns Hopkins       devices); Director, PNC Funds, PNC
Age: 67                                    Medicine, January 1997 to    Advantage Funds, PNC Absolute Return
                                           present.                     Master Fund LLC, PNC Absolute Return
                                                                        TEDI Fund LLC, PNC Long-Short Master
                                                                        Fund LLC, PNC Long-Short Fund LLC,
                                                                        PNC Long-Short TEDI Fund LLC, PNC
                                                                        Alternative Strategies Master Fund
                                                                        LLC, PNC Alternative Strategies Fund
                                                                        LLC, PNC Alternative Strategies TEDI
                                                                        Fund LLC (each a registered
                                                                        investment company)

(1.) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. The Fund is part of a "Fund Complex" that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

OFFICERS OF THE FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

NAME, ADDRESS, DATE OF    POSITION HELD WITH    LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING
BIRTH AND AGE                 MASTER FUND                                           PAST 5 YEARS
-----------------------   ------------------   ----------------------   ------------------------------------
Kevin A. McCreadie        President            Since 2004               President and Chief Executive
Two Hopkins Plaza,                                                      Officer, PNC Capital Advisors, LLC
4th Floor                                                               (formerly PNC Capital Advisors,
Baltimore, MD 21201                                                     Inc.) since March 2004; Chief
Date of Birth: 8/14/60                                                  Investment Officer of PNC Capital
Age: 49                                                                 Advisors, LLC since 2002; Chief
                                                                        Investment Officer of PNC Asset
                                                                        Management Group since 2007;
                                                                        Executive Vice President of PNC
                                                                        Bank, N.A. since 2007; Partner of
                                                                        Brown Investment Advisory & Trust
                                                                        Company, 1999-2002.

PNC ABSOLUTE RETURN FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

NAME, ADDRESS, DATE OF    POSITION HELD WITH    LENGTH OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING
BIRTH AND AGE                 MASTER FUND                                           PAST 5 YEARS
-----------------------   ------------------   ----------------------   ------------------------------------
Jennifer E. Spratley      Vice President and   Since March 2008 and     Managing Director and Head of Fund
Two Hopkins Plaza, 4th    Treasurer            September 2007,          Administration, PNC Capital
Floor                                          respectively             Advisors, LLC (formerly PNC Capital
Baltimore, MD 21201                                                     Advisors, Inc.) since 2007;
Date of Birth: 2/13/69                                                  Treasurer, PNC Capital Advisors,
Age: 41                                                                 Inc., September 2007 - September
                                                                        2009; Unit Leader, Fund Accounting
                                                                        and Administration, SEI Investments
                                                                        Global Funds Services 2005 to 2007;
                                                                        Fund Accounting Director, SEI
                                                                        Investments Global Funds Services
                                                                        1999 to 2007.

George L. Stevens         Assistant Vice       Since 2008               Director - CCO Services, Beacon Hill
Beacon Hill Fund          President and                                 Fund Services, Inc. (distributor
Services, Inc.            Chief Compliance                              services, chief compliance officer
4041 N. High Street       Officer                                       services and/or chief financial
Columbus, Ohio  43214                                                   officer services) since 2008; Vice
Date of Birth: 2/10/51                                                  President, Citi Fund Services Ohio,
Age: 59                                                                 Inc. 1995-2008.

Jennifer Vollmer          Secretary            Since 2002               Senior Counsel, PNC since 2007;
The PNC Financial                                                       Secretary, PNC Capital Advisors, LLC
Services Group, Inc.                                                    (formerly, PNC Capital Advisors,
1600 Market Street,                                                     Inc.), since 2001.
28th Floor
Philadelphia, PA 19103
Date of Birth: 12/30/71
Age: 38

Savonne L. Ferguson       Assistant            Since 2004               Vice President and Director of
Two Hopkins Plaza,        Secretary                                     Regulatory Fund Administration, PNC
4th Floor                                                               Capital Advisors, LLC (formerly, PNC
Baltimore, MD 21201                                                     Capital Advisors, Inc.) since 2010;
Date of Birth: 10/31/73                                                 Vice President, PNC Capital
Age: 36                                                                 Advisors, Inc. 2007-2009; Assistant
                                                                        Vice President, PNC Capital
                                                                        Advisors, Inc. 2002-2007.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

PNC ABSOLUTE RETURN MASTER FUND LLC
ANNUAL REPORT
MARCH 31, 2010

PNC ABSOLUTE RETURN MASTER FUND LLC
CONTENTS
MARCH 31, 2010

                                                                            PAGE
                                                                            ----
Fund Commentary (Unaudited)..............................................      2
Report of Independent Registered Public Accounting Firm..................      5
FINANCIAL STATEMENTS
Schedule of Investments..................................................      6
Statement of Assets and Liabilities......................................      8
Statement of Operations..................................................      9
Statements of Changes in Members' Capital................................     10
Statement of Cash Flows..................................................     11
Financial Highlights.....................................................     12
Notes to Financial Statements............................................     13
Directors and Officers of the Fund (Unaudited)...........................     24
Other Information (Unaudited)............................................     29

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

Dear Members:

PNC Absolute Return Master Fund(1) (the "Fund") gained 13.43%, net of all fees, expenses and incentive allocations, for the 12 months ended March 31, 2010 (the "Reporting Period"). The Fund produced positive returns in each of the 12 months ended March 31, 2010. To compare, the Fund significantly outperformed the HFRX Absolute Return Index(2), which generated a -4.34% return during the same time frame. The Fund also notably outpaced the 7.70% advance of the Barclays Capital U.S. Aggregate Bond Index(3), although it lagged the 49.77% return of the S&P 500 Index(4) over the same period.

As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 3.66%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2010.

MARKET AND ECONOMIC REVIEW

The Reporting Period took its lead from the significant turnaround in the equity markets that began March 9, 2009 after Vikram Pandit, CEO of Citigroup, commented that Citigroup was having its best quarter since 2007. Interestingly, on that same day, the American Association of Individual Investors admitted that its latest survey indicated the most bearish view since it began collecting data in 1987.

In the dramatic ripple effects of these announcements, the Reporting Period itself was then defined by the realization that the economic depression-like contraction of global inventory levels was creating a mini-cyclical boom, as reflected in data such as industrial output and business and consumer confidence. Another factor dominating the investment markets during the Reporting Period was the growing belief that central banks and governments would support asset prices, especially for any nation in debt. The view that inflation is the better of two evils and that asset values are key to any type of credit extension into the economy became consensus. Monetary and fiscal policies were directed to asset re-inflation, if not bubble creation, at a time when acceptable yield was no longer available in traditional money market assets. The result was a push into risk assets and away from the curse of cash, a push that seemingly became almost mandatory.

FUND REVIEW

By the end of the Reporting Period, the percentage of the Fund's total assets allocated to the Global Macro, Managed Futures, Opportunistic Equity and Multi-Strategy strategies was modest. The following discussion focuses only on those strategies where the Fund had its greatest emphasis during the Reporting Period.

CREDIT-BASED. The credit markets experienced a tremendous rally during the Reporting Period. The rally was due primarily to the massive influx of liquidity by central banks globally, which led to sharply lower interest rates and strong market technicals. Institutional and retail investors alike allocated a healthy portion of their low yielding cash to all parts of the credit markets--especially high yield corporate bonds and leveraged loans. Additionally, a receptive new issuance market and government-sponsored programs designed to foster demand for securitized assets proved beneficial. These considerations brought risk premiums in the credit indices to levels below where they were trading prior to the calamitous events of September 2008.

The rally was led by lower quality, higher risk companies and, as a result, the market was pricing in much less differentiation across the credit quality spectrum at the end of the Reporting Period than it was one year prior.

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

HEDGED EQUITY. Global equity markets rallied markedly during the Reporting Period. As with the credit markets, the strong performance of the global equity markets was influenced by extraordinary government initiatives, which led to improving economic results but also to historically low interest rates. These low rates encouraged investors to move away from the safety of low yielding instruments and toward riskier assets. Equity long/short managers recognized this development in early spring, referring to cash as the "crowded trade," which was captured by a measured increase in both gross and net exposures. The pace of balance sheet deployment, however, did not meaningfully accelerate until the second half of the Reporting Period, when the simultaneous decline in realized equity volatility and an overall reduction in correlation between stocks and sectors fostered increased risk-taking by managers.

EVENT-DRIVEN. The Fund's event-driven strategy managers generated positive returns during the Reporting Period, led by stressed/distressed corporate credit strategies and directional equity strategies, such as deep value, catalyst-oriented sub-funds. The merger arbitrage sub-fund underperformed other strategies but still produced solid positive returns for the Reporting Period.

In the merger arbitrage sub-fund, the largest and most widely held deals were two pharmaceutical acquisitions--namely, Pfizer's acquisition of Wyeth in a $67 billion deal and Merck's acquisition of Schering-Plough in a $42 billion deal. These both had been announced in the first quarter of 2009 and made up the bulk of manager allocations to merger arbitrage during the Reporting Period due to the high annualized returns--greater than 20%--available in both of these deals.

Within distressed strategies, technical tailwinds were strong and loan retirement through new extended maturity bond issues was a major theme. By the end of 2009, only 0.8% of the market was trading at levels traditionally defined as distressed (i.e. less than 50% of par) and the projected default rate was expected to decrease to just 4% in 2010, according to Moody's Investors Services. This sharp reversal from the outlook a year earlier was driven by the steadily increasing availability of credit throughout 2009, allowing many firms with maturing debt to refinance.

Activist strategy sub-funds benefited during the Reporting Period from the tailwind of strong equity market performance coupled with a number of stock-specific events that helped performance. However, many managers were focusing at the end of the Reporting Period on friendly activist or more passive, deep value investments versus a hostile, public approach due to the significant resources in terms of time and energy required to properly execute the strategy.

STRATEGY AHEAD

Given the push into risk assets during much of the Reporting Period and the conditions and policies supporting this investor mindset, we believe an ongoing scenario of further asset price momentum is as likely as any other path. With that said, the market environment at the end of March 2010 was characterized by diverging economic data between the U.S., Europe, Japan and the emerging economies on the one hand and sovereign solvency issues such as those experienced by Dubai World and Greece on the other. Still, a common thread across much of the world was the sustainable level of global economic growth. The recovery in economic activity, in our view, was well in place and recent data generally was ahead of consensus expectations. Still, questions on the durability of these conditions remained unanswered for two primary reasons. First, it was not clear where the sustainable levels of economic activity will settle once shorter term cyclical influences, such as the positive inventory cycle, and government spending recede. Second, global economic growth would suffer a damaging blow if the excessive growth and highly accommodative monetary conditions in China force inflation higher and potentially result in a hard landing as policy makers look to intervene and overshoot. The world, in our view, is likely to be flat and dispersion less relevant if either of these outcomes is materially worse than discounted at the end of the Reporting Period.

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2010

For credit-based managers, we believe that going forward, there may be significant dispersion in the credit markets. Thus, at the end of the Reporting Period, we were favoring a fundamental long/short credit approach for the months ahead rather than the beta-driven approach that would have worked well in 2009. Beta is a measure of sensitivity to market movements.

For hedged equity managers, the declining correlation and increased dispersion seen during the last few months of the Reporting Period suggested that stock picking may play an increasingly important role in manager performance going forward. Earnings momentum, rather than multiple expansion, will likely be crucial in supporting valuations. We believe that stocks undeserving of their multiples from a fundamental standpoint will likely be re-rated over the course of the coming year. At the same time, many high quality businesses with strong balance sheets and free cash flows, many of which have fallen behind in the beta-led rally, may well benefit from increased investor appreciation.

For event-driven distressed strategy managers, the dramatically lower projected default rate and other technical tailwinds will likely lead, in our view, to a more modest distressed opportunity set in the near term, but may allow for a more consistently attractive investment landscape over the next several years as close to $1 trillion in high yield corporate debt and high yield bank loans are due to mature between 2012 and 2015.

Sincerely,

RAMIUS ALTERNATIVE SOLUTIONS LLC

(1) THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

(2) THE HFRX ABSOLUTE RETURN INDEX IS AN INVESTABLE HEDGE FUND INDEX DESIGNED TO PROVIDE CONSISTENT RETURNS WITH MINIMAL CORRELATION TO THE EQUITY AND FIXED INCOME MARKETS.

(3) THE BARCLAYS CAPITAL AGGREGATE BOND INDEX (FORMERLY THE LEHMAN BROTHERS AGGREGATE BOND INDEX) IS A MARKET-WEIGHTED, INTERMEDIATE-TERM BOND INDEX THAT ENCOMPASSES U.S. TREASURY AND AGENCY SECURITIES AND INVESTMENT GRADE CORPORATE AND INTERNATIONAL (DOLLAR DENOMINATED) BONDS. IT IS AN UNMANAGED INDEX FREQUENTLY USED AS A GENERAL MEASURE OF BOND MARKET PERFORMANCE. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(4) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 OF THE LARGEST COMPANIES TRADING ON THE NYSE, AS SELECTED BY STANDARD & POOR'S. WIDELY REGARDED AS THE STANDARD FOR MEASURING LARGE-CAP U.S. STOCK MARKET PERFORMANCE, THE INDEX INCLUDES EXPOSURE IN ALL SECTORS AND INDUSTRIES. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of PNC Absolute Return Master Fund LLC:

We have audited the accompanying statement of assets and liabilities of PNC Absolute Return Master Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and financial highlights for the years ended March 31, 2010, 2009, and 2008 and for the period from May 10, 2006 (date of initial seeding) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian, investment managers, and general partners. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PNC Absolute Return Master Fund LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in underlying funds, valued at $26,665,529 (102.42% of total members' capital) as of March 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers or general partners of the underlying funds.

DELOITTE & TOUCHE LLP

Chicago, Illinois
May 28, 2010

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

                     INVESTMENT STRATEGY AS A PERCENTAGE OF
                                TOTAL INVESTMENTS

                                   (PIE CHART)

Event-Driven           25%
Hedged Equity          22%
Credit Based           22%
Multi-Strategy         15%
Global Macro            9%
Managed Futures         3%
Opportunistic Equity    3%
Cash Equivalent         1%

                                                                                 % OF
                                                                               MEMBERS'
INVESTMENT FUNDS*                                       COST         VALUE      CAPITAL
-----------------                                    ----------   ----------   --------
EVENT-DRIVEN
   Canyon Value Realization Fund, L.P.               $  197,750   $  270,066      1.04%
   Castlerigg Partners, L.P.                            288,069      210,776      0.81
   Cerberus SPV, LLC                                  1,093,746    1,910,942      7.34
   Cevian Capital II, L.P.                            1,750,000    1,784,025      6.85
   Icahn Partners, L.P.                               1,337,873    1,189,466      4.57
   Lenado Partners, Series A of Lenado Capital
      Partners L.P. +**                                 979,474      220,207      0.85
   Montrica Global Opportunities Fund, L.P.             162,647       99,884      0.38
   Taconic Opportunity Fund, L.P.                       897,415    1,142,136      4.39
                                                     ----------   ----------     -----
      Total Event-Driven                              6,706,974    6,827,502     26.23
HEDGED EQUITY
   Atlas Global, LLC                                  1,500,000    1,627,532      6.25
   OMG Opportunities 2X Fund Limited                    520,104      541,136      2.08
   Perry Partners, L.P.                                  88,849       87,758      0.34
   PFM Diversified Fund, L.P.                         1,500,000    1,687,632      6.48
   SAC Multi-Strategy Fund LP                           136,494      119,544      0.46
   SCP Ocean Fund, L.P.                               1,000,000    1,827,823      7.02
                                                     ----------   ----------     -----
      Total Hedged Equity                             4,745,447    5,891,425     22.63
CREDIT BASED
   Blue Mountain Credit Alternatives Fund, L.P.         658,764    1,107,200      4.25
   Brigade Leveraged Capital Structures Fund, L.P.      803,680      954,966      3.67
   Claren Road Credit Partners, L.P.                  1,200,000    1,361,596      5.23
   GSO Liquidity Partners L.P.                          418,844      338,176      1.30
   GSO Special Situations Fund, L.P.                    260,343      270,798      1.04
   MKP Credit, L.P.                                   1,193,430    1,813,712      6.97
                                                     ----------   ----------     -----
      Total Credit Based                              4,535,061    5,846,448     22.46

                                                                    (CONTINUED)

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2010

                                                                       % OF
                                                                     MEMBERS'
INVESTMENT FUNDS* (CONTINUED)                COST         VALUE      CAPITAL
--------------------------------------   -----------   -----------   --------
MULTI-STRATEGY
   Amaranth Partners, L.L.C.             $   156,400   $    97,734     0.38%
   Goldman Sachs Investment Partners       1,722,349     1,804,945     6.93
   HBK SLV, LP**                             169,723       153,628     0.59
   Millenium USA, LP**                     1,713,760     2,036,476     7.82
                                         -----------   -----------   ------
      Total Multi-Strategy                 3,762,232     4,092,783    15.72
GLOBAL MACRO
   Brevan Howard, L.P.                       597,239     1,208,590     4.64
   COMAC Global Macro Fund, L.P.           1,000,000     1,190,898     4.57
                                         -----------   -----------   ------
      Total Global Macro                   1,597,239     2,399,488     9.21
MANAGED FUTURES
   BlueTrend Fund L.P. (Class A)             762,473       859,776     3.30
                                         -----------   -----------   ------
      Total Managed Futures                  762,473       859,776     3.30
OPPORTUNISTIC EQUITY
   SAC Capital Management L.P.**             646,469       748,107     2.87
                                         -----------   -----------   ------
      Total Opportunistic Equity             646,469       748,107     2.87
                                         -----------   -----------   ------
Total Investment Funds                    22,755,895    26,665,529   102.42
                                         -----------   -----------   ------
REGISTERED INVESTMENT COMPANY
   SEI Daily Income Trust Money Market
      Fund, Class A, 0.090%++                216,011       216,011     0.83
                                         -----------   -----------   ------
TOTAL INVESTMENTS                        $22,971,906   $26,881,540   103.25%
                                         ===========   ===========   ======

* All Investment Funds are non-income producing. See Note 4 for additional information on liquidity of Investment Funds.

**   Fund investment fully or partially segregated to cover tender offers.

+ This Investment Fund has been fair valued by the Fund's Pricing Committee in accordance with procedures approved by the Board of Directors.

++   Rate shown is the 7-day effective yield as of March 31, 2010.

As of March 31, 2010, the value of PNC Absolute Return Master Fund LLC's (the "Master Fund") investments by country as a percentage of members' capital is as follows:

COUNTRY                      COST         VALUE
-------                  -----------   -----------
Cayman Islands - 9.31%   $ 2,432,751   $ 2,425,045
United States - 93.94%    20,539,155    24,456,495
                         -----------   -----------
                         $22,971,906   $26,881,540
                         ===========   ===========

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $22,971,906. Net unrealized appreciation on investments for tax purposes was $3,909,634 consisting of $5,130,834 of gross unrealized appreciation and $1,221,200 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 102.42% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2010

ASSETS
Investment Funds, at value (cost $22,755,895)                  $ 26,665,529
Investment in registered investment company (cost $216,011)*        216,011
Receivable from fund investments sold                             1,749,519
Receivable from Manager                                              17,010
Prepaid expenses                                                     14,271
Dividend income receivable                                               12
Other receivable                                                     35,013
                                                               ------------
   Total assets                                                  28,697,365
                                                               ------------
LIABILITIES
Due to feeder funds for tender offers                             2,500,000
Management fee payable                                               88,850
Administration fee payable                                           21,200
Directors' fees payable                                               7,444
Chief Compliance Officer fees payable                                   389
Deferred compensation                                                 2,583
Other accrued expenses                                               43,234
                                                               ------------
   Total liabilities                                              2,663,700
                                                               ------------
   Net assets                                                  $ 26,033,665
                                                               ============
MEMBERS' CAPITAL
Capital                                                        $ 13,285,392
Accumulated net investment loss                                  (3,901,427)
Accumulated net realized gain on investments                     12,740,066
Net unrealized appreciation on investments                        3,909,634
                                                               ------------
   Members' capital                                            $ 26,033,665
                                                               ============

*    See Note 2G in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income                                                $   13,079
                                                               ----------
OPERATING EXPENSES
Management fees                                                   572,423
Administration fees                                                83,030
Directors' fees                                                    62,557
Chief Compliance Officer fees                                      11,075
Audit fees                                                         55,779
Legal fees                                                         40,953
Custodian fees                                                     10,686
Tax expenses                                                       11,767
Line of credit facility fees                                        9,375
Printing fees                                                       9,107
Interest expense                                                    4,243
Other expenses                                                     18,288
                                                               ----------
   Operating expenses                                             889,283
                                                               ----------
   Net investment loss                                           (876,204)
                                                               ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                2,688,886
Net change in unrealized appreciation on investments            3,405,925
                                                               ----------
   Net realized and unrealized gain on investments              6,094,811
                                                               ----------
Net increase in members' capital from operating activities     $5,218,607
                                                               ==========

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                     $ (1,033,760)
Net realized gain on investments           2,196,747
Net change in unrealized appreciation
   on investments                        (10,928,265)
                                        ------------
   Net decrease in members' capital
      from operating activities           (9,765,278)
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests             691,350
Cost of Interests repurchased             (5,680,674)
                                        ------------
   Net decrease in members' capital
      from capital transactions           (4,989,324)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              55,099,742
                                        ------------
Balance at end of year                  $ 40,345,140
                                        ============
FOR THE YEAR ENDED MARCH 31, 2010
FROM OPERATING ACTIVITIES
Net investment loss                     $   (876,204)
Net realized gain on investments           2,688,886
Net change in unrealized appreciation
   on investments                          3,405,925
                                        ------------
   Net increase in members' capital
      from operating activities            5,218,607
                                        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests             378,113
Cost of Interests repurchased            (19,908,195)
                                        ------------
   Net decrease in members' capital
      from capital transactions          (19,530,082)
                                        ------------
MEMBERS' CAPITAL
Balance at beginning of year              40,345,140
                                        ------------
Balance at end of year                  $ 26,033,665
                                        ============

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities   $  5,218,607
Adjustments to reconcile net increase in members' capital
   from operating activities to net cash provided by
   operating activities
   Net change in unrealized appreciation on investments        (3,405,925)
   Net realized gain on investments                            (2,688,886)
   Purchases of investments                                    (8,000,000)
   Proceeds from sale of investments                           20,275,304
   Net sale of short term investments                           5,990,431
   Decrease in dividend income receivable                           4,164
   Decrease in fund investments made in advance                 2,300,000
   Increase in receivable from Manager                            (17,010)
   Increase in other receivable                                   (35,013)
   Decrease in prepaid expenses                                     3,223
   Decrease in Chief Compliance Officer fees payable                 (454)
   Decrease in administration fee payable                         (44,992)
   Increase in management fee payable                              19,678
   Increase in Directors' fees payable                              4,980
   Increase in deferred compensation                                2,583
   Increase in other accrued expenses                               3,392
                                                             ------------
      Net cash provided by operating activities                19,630,082
                                                             ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                  378,113
Cost of Interests repurchased                                 (20,008,195)
Proceeds from line of credit                                    1,595,200
Repayment on line of credit                                    (1,595,200)
                                                             ------------
      Net cash used in financing activities                   (19,630,082)
                                                             ------------
      Net change in cash and cash equivalents                          --
CASH AND CASH EQUIVALENTS
Beginning of year                                                      --
                                                             ------------
End of year                                                  $         --
                                                             ============
SUPPLEMENTAL INFORMATION:
Interest paid on line of credit*                             $      4,243
                                                             ============
Non-cash transfer between Investment Funds with the
   same adviser                                              $    485,255
                                                             ============

*    See Note 9 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                             YEAR        YEAR        YEAR       PERIOD
                                            ENDED       ENDED       ENDED       ENDED
                                          MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                             2010        2009        2008       2007+
                                          ---------   ---------   ---------   ---------
Total return (1)                            13.43%     (17.62)%      3.29%         4.42%
Members' Capital, end of period (000's)   $26,034     $40,345     $55,100     $  56,079
RATIOS TO AVERAGE NET ASSETS
   Net investment loss                      (2.16)%     (2.03)%     (1.93)%       (1.92)%(3)
   Net operating expenses (2)                2.19%       2.12%       2.00%         2.02%(3)
Portfolio turnover                          24.52%      11.39%      14.22%        35.12%(3)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)  Annualized.

(4)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

1.   ORGANIZATION

     PNC Absolute Return Master Fund LLC (the "Master Fund"), is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $55,921,867 (comprised of $54,892,511 of fund investments, $796,101 of cash, $232,881 of receivable from fund investments sold, and $374 of dividends receivable) from PNC Absolute Return Fund LLC on July 1, 2006. Unrealized appreciation on the fund investments of $12,732,962 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

     The Master Fund's investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

     The Master Fund's Board of Directors (the "Board") has overall responsibility for the oversight of management and business operations of the Master Fund on behalf of the members. The Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager continued to provide investment management services to the Master Fund under an interim investment management agreement (the "Interim Investment Management Agreement") approved by the Board of Directors, from September 29, 2009 through January 22, 2010, when the Members approved the new investment management agreement. The Manager oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board of Directors.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (the "Adviser"). The Adviser is registered as an investment adviser under the Advisers Act.

     On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC ("RASL") and became an indirect wholly owned subsidiary of Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings"). The transaction with Cowen resulted in an "assignment", as that term is defined in the 1940 Act, of the investment advisory agreement with Ramius Fund of Funds Group LLC that was in effect prior to the transaction. As a result, the investment advisory agreement automatically terminated in accordance with its terms. The Adviser continued to provide investment advisory services to the Master Fund under an interim investment advisory agreement (the "Interim Investment Advisory Agreement") approved by the Board of Directors, from November 2, 2009 through January 22, 2010, when the Members approved the new investment advisory agreement.

     Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of the significant accounting policies followed by the Master Fund:

     A.   RECENT ACCOUNTING DEVELOPMENTS

          FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION ("ASC"). In July 2009, the FASB launched the FASB Accounting Standards Codification (the "Codification") as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification did not have an effect on the Master Fund's financial condition, results of operations or cash flows.

          IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. In January 2010, the FASB issued ASU No 2010-06 which provides amendments to Fair Value Measurements and Disclosures (Topic 820). This guidance requires new disclosures, and also clarifies existing disclosures. The new disclosures relate to the transfers in and out of Level 1 and Level 2 assets, and disclosures about purchases, sales, issuance and settlements in the roll-forward of activity in Level 3 assets. The guidance also clarifies existing disclosures regarding the level of disaggregation, inputs and valuation techniques. The new disclosures and clarification of existing disclosures are effective for annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuance, and settlements in the roll-forward of activity in Level 3 assets, which are effective for fiscal years beginning after December 15, 2010. The Master Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-06.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     B.   PORTFOLIO VALUATION

          The net asset value (assets less liabilities, including accrued fees and expenses) of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

     C.   INVESTMENT VALUATION

          The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

          Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

          In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          - Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund's investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. In accordance with ASU No. 2009-12, if the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund's investments are measured at March 31, 2010:

                                            Level 1     Level 2       Level 3        Total
                                           --------   -----------   -----------   -----------
Investments by investment strategy
Event-Driven                               $     --   $ 1,189,466   $ 5,638,036   $ 6,827,502
Hedged Equity                                    --     5,684,123       207,302     5,891,425
Credit Based                                     --     2,316,562     3,529,886     5,846,448
Multi-Strategy                                   --     2,036,476     2,056,307     4,092,783
Global Macro                                     --     2,399,488            --     2,399,488
Managed Futures                                  --       859,776            --       859,776
Opportunistic Equity                             --            --       748,107       748,107
Short-Term Investments                      216,011            --            --       216,011
                                           --------   -----------   -----------   -----------
Total investments by Investment Strategy   $216,011   $14,485,891   $12,179,638   $26,881,540
                                           ========   ===========   ===========   ===========

          The following table summarizes the changes in fair value of the Master Fund's Level 3 investments for the year ended March 31, 2010. The "Net Level 3 transfers in/(out)" shown in the reconciliation below reflect the adoption of ASU No. 2009-12, which resulted in the transfer of certain investments from Level 3 to Level 2.

                                                        Net change in
                           Beginning                     unrealized                                       Ending
                         balance as of                  appreciation/                    Net Level 3   balance as of
Investments by              March 31,     Realized     (depreciation)   Net purchase/     transfers      March 31,
Investment Strategy           2009       gain/(loss)   on investments       sales         in/(out)         2010
-------------------      -------------   -----------   --------------   -------------   ------------   ------------
Event-Driven               $9,173,619    $ (417,950)     $1,779,856      $(3,711,194)   $ (1,186,295)   $ 5,638,036
Hedged Equity               5,163,794       384,624         445,794         (243,291)     (5,543,619)       207,302
Credit-Based                4,660,498       248,428       1,199,668         (321,293)     (2,257,415)     3,529,886
Muli-Strategy               7,956,938     1,984,899        (521,838)      (5,420,866)     (1,942,826)     2,056,307
Global Macro                2,534,368       107,032         328,569          892,968      (3,862,937)            --
Fixed Income Arbitrage        735,786      (366,769)        410,654         (779,671)             --             --
Managed Futures                    --        12,473          40,039          750,000        (802,512)            --
Opportunistic Equity               --        82,641         101,638          563,828              --        748,107
                          -----------    ----------      ----------      -----------    ------------    -----------
Total investments by
   Investment Strategy    $30,225,003    $2,035,378      $3,784,380      $(8,269,519)   $(15,595,604)   $12,179,638
                          ===========    ==========      ==========      ===========    ============    ===========

                                                                                                            Opportunistic
                                             Event-Driven   Hedged Equity   Credit-Based   Multi-Strategy       Equity
                                             ------------   -------------   ------------   --------------   -------------
Changes in unrealized gains/(losses)
   included in earnings related to
   securities still held at reporting date    $1,520,101       $173,042       $756,070        $631,426         $101,638

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

          For the year ended March 31, 2010, there have been no significant changes to the Fund's fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on March 31, 2010.

     D.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

          Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

     E.   FUND EXPENSES

          The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

          The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the year ended March 31, 2010, allocations/fees for these services ranged from 1.0% to 2.5% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.

     F.   INCOME TAXES

          The Master Fund intends to operate, and has elected to be treated, as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008 and 2009 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

          On behalf of non-U.S. Members the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

     G.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund (the "Fund"), for cash management purposes. At March 31, 2010, this investment consisted of 216,011 shares which amounted to 0.8% of members' capital.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     H.   SEGREGATED INVESTMENTS

          Certain investments have been segregated to finance the repurchase of Interests from tender offers.

     I.   CAPITAL ACCOUNTS

          Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of the members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

     J.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   MANAGEMENT FEE

          The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the members' capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

     B. FEES EARNED UNDER THE INTERIM INVESTMENT MANAGEMENT AGREEMENT AND INTERIM INVESTMENT ADVISORY AGREEMENT

          Under the Interim Investment Management Agreement, the management fees earned by the Manager for services provided during September 29, 2009 to January 22, 2010 were being held in an interest bearing escrow account. A majority of the feeder funds' outstanding voting securities approved the new investment management agreement dated January 22, 2010, and as a result the amount in the escrow account for the Master Fund (including any interest earned) was paid to the Manager.

          Under the Interim Investment Advisory Agreement, the advisory fees earned by the Adviser for services provided during November 2, 2009 to January 22, 2010 were being held in an interest bearing escrow account. A majority of the feeder funds' outstanding voting securities approved the new investment advisory agreement dated January 22, 2010, and as a result the amount in the escrow account for the Master Fund (including any interest earned) was paid by the Manager to the Adviser.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     C.   ADMINISTRATION AND OTHER FEES

          The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian for the Master Fund's assets.

     D.   BOARD FEES

          Prior to February 18, 2010, each Board member received an annual retainer of $6,500 plus a fee for each meeting attended. In addition, each Board member received $500 plus expenses for special or telephonic meetings. The Chairman of the Board received an additional annual fee of $3,333. Effective February 18, 2010, each Board member receives an annual retainer of $6,333 plus a fee for each meeting attended, as well as a $500 fee for special or telephonic meetings. The Co-Chairmen of the Board also receive an additional annual fee of $3,000. The Master Fund also reimburses all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the year ended March 31, 2010 were $62,557.

          Directors who receive fees are eligible for participation in the Master Fund's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

     Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     The following table summarizes the liquidity provisions related to the Master Fund's investments in Investment Funds by investment strategy at March 31, 2010:

                                                                               Estimated
                                                                               Remaining
Investment Funds                                                Redemption       Holding
by Investment Strategy     Fair Value    Redemption Period    Notice Period    Period (2)
----------------------     ----------   -------------------   -------------   ------------
EVENT-DRIVEN (A)
   Unrestricted            $1,189,466      Semi-Annually         90 days          None
   Restricted (1)           5,638,036         Annually           90 days        9 months
HEDGED EQUITY (B)
   Unrestricted             5,684,123   Monthly - Quarterly    30-65 days        None
   Restricted (1)             207,302           N/A                N/A          Unknown
CREDIT BASED (C)
   Unrestricted             2,316,562        Quarterly          45-60 days        None
   Restricted (1)           3,529,886   Quarterly - 3 years     65-90 days    10-19 months
MULTI-STRATEGY (D)
   Unrestricted             2,036,476        Quarterly           90 days          None
   Restricted (1)           2,056,307        Quarterly           91 days        22 months
GLOBAL MACRO (E)
   Unrestricted             2,399,488         Monthly           60-90 days        None
MANAGED FUTURES(F)
   Unrestricted               859,776         Monthly            60 days          None
OPPORTUNISTIC EQUITY (G)
   Restricted (1)             748,107         Annually           30 days        9 months

(1) As of March 31, 2010, these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2) Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A) Event-Driven covers several major strategies that all rely upon defined corporate events including merger arbitrage, activist, special situations/restructuring and distressed/bankruptcy investing. While market exposure can vary depending on the strategy and implementation, typically there is some exposure to large market movements, changes in credit spreads, market illiquidity and increased volatility.

(B) Hedged Equity focuses on equity strategies with low/moderate market exposure. The strategy attempts to profit from active security selection and management of long/short exposure profile. The funds have a modest cyclical dependence on equity returns and are typically managed to be low/moderate volatility.

(C) Credit Based aims to generate return via positions in the credit sensitive areas of the fixed income markets which generally covers corporate, structured and mortgage debt. A myriad of securities can be utilized for expressing long or short positions including investment grade corporate bonds, high yield bonds, bank loans, mortgage-backed securities, asset-backed securities, CDS, etc. Most portfolios are structured to have low interest rate exposure and many funds attempt to achieve returns with low/moderate volatility.

(D) Multi-Strategy is an investment style that offers flexibility to allocate assets dynamically across a wide variety of strategies based on the opportunity set in each strategy at a given point in time

(E) Global Macro seeks to profit from broad trends in global markets across equities, fixed income, credit, currency and commodity markets through a discretionary trading style typically predicated upon analysis of macroeconomic factors. Global macro tends to have low correlation with other strategies and offers performance opportunities in a variety of market environments.

(F) Managed Futures aims to profit from broad trends or reversals in global markets across equities, fixed income, credit, currency and commodity markets through systematic trading strategies typically executed through very liquid financial instruments. Managed futures strategies tend to be characterized by higher volatility returns but the uncorrelated nature of those returns can provide a benefit to overall portfolio construction.

(G) Opportunistic Equity focuses on equity strategies with moderate/high market exposure. Long positions are held in companies with improving fundamentals, price momentum and/or a catalyst. Short positions are held as hedges or alpha generating positions. Typically a more aggressive approach to managing exposure is utilized and some may have concentrated portfolios or an industry sector focus.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2010, the aggregate purchases and sales of investments (excluding short-term securities) were $8,485,225 and $18,139,540, respectively.

8.   TENDER OFFER

     On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with a value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment on August 3, 2009.

     On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $10.1 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2009. Pursuant to the terms and conditions set forth in the Offer, tenders with a value in the amount of $16,958,198 were received and accepted by the Master Fund from Members. Members received a payment on February 1, 2010.

     On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2010. Tenders with an estimated value in the amount of $2,500,000 were received and accepted by the Master Fund from Members. Members are entitled to receive a payment of $2,500,000 on or about 30 days after June 30, 2010.

9.   LINE OF CREDIT

     The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the year ended March 31, 2010, the Master Fund had borrowings of $1,595,200 over a period of 24 days at an interest rate 4.25%. As of March 31, 2010, there were no borrowings outstanding.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

10.  SUBMISSION OF MATTERS TO A VOTE OF MEMBERS (UNAUDITED)

     The PNC Absolute Return Fund LLC (the "Fund") and the PNC Absolute Return TEDI Fund LLC (the "TEDI Fund") operate as feeder funds in a master-feeder arrangement with the Master Fund. As a result, the Fund and the TEDI Fund are the voting members of the Master Fund. Pursuant to the requirements of the 1940 Act, the Fund's and the TEDI Fund's voting rights with respect to the

     Master Fund's interests that they hold must be passed through to the Fund's and TEDI Fund's own Members. Therefore, the following chart details the voting results of the Fund's and TEDI Fund's Members on the matters indicated below are applicable to the Master Fund:

     ELECTION OF DIRECTORS

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund elected five Directors to the Board of Directors. The voting results were as detailed below:

                    INTERESTS   INTERESTS   INTERESTS
NOMINEE                FOR       AGAINST    ABSTAINED
-------             ---------   ---------   ---------
Dorothy A. Berry     100.00%      0.00%       0.00%
Kelley J. Brennan    100.00%      0.00%       0.00%
Dale C. LaPorte      100.00%      0.00%       0.00%
Richard W. Furst     100.00%      0.00%       0.00%
Robert D. Neary      100.00%      0.00%       0.00%

     APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Through the merger of National City Corporation into PNC on December 31, 2008, PNC acquired Allegiant, and subsequently on September 29, 2009 the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant were consolidated to form the Manager. The Merger resulted in an "assignment", as the term is defined in the 1940 Act, of the investment management agreements with PNC Capital Advisors, Inc. that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms. In anticipation of the Merger, at a regular meeting held on August 11, 2009, the Directors of the Master Fund, Fund and TEDI Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve Interim Investment Management Agreements and new investment management agreements between the Manager and the Funds in order for the Manager to continue to serve as investment manager, in the event the Merger occurred prior to Member approval of new investment management agreements. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund approved new investment management agreements with PNC Capital Advisors, LLC. The voting results were as detailed below:

                                    INTERESTS   INTERESTS   INTERESTS
FUND                                   FOR       AGAINST    ABSTAINED
----                                ---------   ---------   ---------
PNC Absolute Return Fund LLC         100.00%      0.00%       0.00%
PNC Absolute Return TEDI Fund LLC    100.00%      0.00%       0.00%

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2010

     APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC ("RASL") and became an indirect wholly owned subsidiary of Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings"). The transaction with Cowen resulted in an "assignment", as that term is defined in the 1940 Act, of the investment advisory agreement with Ramius Fund of Funds Group LLC that was in effect prior to the transaction. As a result, the investment advisory agreement automatically terminated in accordance with its terms.

     In anticipation of the transaction with Cowen, at a regular meeting held on August 11, 2009, the Directors of the Master Fund, Fund and TEDI Fund, including a majority of the Directors who are not "interested persons" (the "Independent Directors"), met in person and voted to approve an Interim Investment Advisory Agreement and new investment advisory agreement between the Manager, the Adviser and the Master Fund in order for the Adviser to continue to serve as investment adviser, in the event the transaction with Cowen occurred prior to Member approval of a new investment advisory agreement. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval of Investment Management and Advisory Agreements" in the Fund's September 30, 2009 Semi-Annual Report.

     At a Special Meeting of Members held on January 22, 2010, Members of the Fund and TEDI Fund approved a new investment advisory agreement with PNC Capital Advisors, LLC. The voting results were as detailed below:

                                    INTERESTS   INTERESTS   INTERESTS
FUND                                   FOR       AGAINST    ABSTAINED
----                                ---------   ---------   ---------
PNC Absolute Return Fund LLC         100.00%      0.00%       0.00%
PNC Absolute Return TEDI Fund LLC    100.00%      0.00%       0.00%

11.  SUBSEQUENT EVENTS

     The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2010. However, the following are details relating to subsequent events that occurred since March 31, 2010 through May 31, 2010.

     As of May 31, 2010, SEI will no longer provide sub-administration services and SEI Private Trust Company will no longer provide custody and escrow agent services for the Master Fund. Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Master Fund.

     On April 26, 2010, the Board approved the termination of Kramer Levin Naftalis & Frankel LLP and K&L Gates LLP as counsel to the Master Fund and counsel to the independent directors, respectively. Effective April 27, 2010, Ropes & Gray LLP and Sutherland Asbill & Brennan LLP assumed the responsibilities as counsel to the Master Fund and counsel to the independent directors, respectively.

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

The business and affairs of the Master Fund are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Master Fund's Limited Liability Company Agreement. Information pertaining to the Directors and officers of the Master Fund is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Master Fund's Limited Liability Agreement. The Directors are not "interested persons" as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Master Fund. The address of each Director and officer is c/o PNC Absolute Return Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.

                                                                            OTHER DIRECTORSHIPS
  NAME, DATE OF BIRTH     LENGTH OF     PRINCIPAL OCCUPATION(S)           HELD BY DIRECTOR DURING
        AND AGE          TIME SERVED      DURING PAST 5 YEARS                 PAST 5 YEARS(1)
----------------------   -----------   -------------------------   ------------------------------------
John R. Murphy           Since 2002    Vice-Chairman, National     Director, Omnicom Group, Inc. (media
Date of Birth: 1/7/34                  Geographic Society, March   and marketing); Director, Sirsi
Age: 76                                1998 to present.            Dynix (technology); Director, PNC
                                                                   Funds, PNC Advantage Funds, PNC
                                                                   Absolute Return Fund LLC, PNC
                                                                   Absolute Return TEDI Fund LLC, PNC
                                                                   Long-Short Master Fund LLC, PNC
                                                                   Long-Short Fund LLC, PNC Long-Short
                                                                   TEDI Fund LLC, PNC Alternative
                                                                   Strategies Master Fund LLC, PNC
                                                                   Alternative Strategies Fund LLC, PNC
                                                                   Alternative Strategies TEDI Fund LLC
                                                                   (each a registered investment
                                                                   company)

Robert D. Neary          Since 2010    Retired; Co-Chairman of     Director, Strategic Distribution,
Date of Birth: 9/30/33                 Ernst & Young LLP (an       Inc. (sales and management of
Age: 76                                accounting firm), 1984 -    maintenance supplies) until March
                                       1993.                       2007; Director, Commercial Metals
                                                                   Company; Director, PNC Funds, PNC
                                                                   Advantage Funds, PNC Absolute Return
                                                                   Fund LLC, PNC Absolute Return TEDI
                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                   Long-Short TEDI Fund LLC, PNC
                                                                   Alternative Strategies Master Fund
                                                                   LLC, PNC Alternative Strategies Fund
                                                                   LLC, PNC Alternative Strategies TEDI
                                                                   Fund LLC (each a registered
                                                                   investment company)

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

                                                                            OTHER DIRECTORSHIPS
  NAME, DATE OF BIRTH     LENGTH OF     PRINCIPAL OCCUPATION(S)           HELD BY DIRECTOR DURING
        AND AGE          TIME SERVED      DURING PAST 5 YEARS                 PAST 5 YEARS(1)
----------------------   -----------   -------------------------   ------------------------------------
Dorothy A. Berry         Since 2010    President, Talon            Chairman and Director,
Date of Birth: 9/12/43                 Industries, Inc.            Professionally Managed Portfolios;
Age: 66                                (administrative,            Director, PNC Funds, PNC Advantage
                                       management and business     Funds, PNC Absolute Return Fund
                                       consulting), since 1986;    LLC, PNC Absolute Return TEDI Fund
                                       Managing Partner, Rock      LLC, PNC Long-Short Master Fund
                                       Solid Holdings, 2009 to     LLC, PNC Long-Short Fund LLC, PNC
                                       present.                    Long-Short TEDI Fund LLC, PNC
                                                                   Alternative Strategies Master Fund
                                                                   LLC, PNC Alternative Strategies
                                                                   Fund LLC, PNC Alternative
                                                                   Strategies TEDI Fund LLC (each a
                                                                   registered investment company)

Kelley J. Brennan        Since 2010    Retired; Partner,           Director, PNC Funds, PNC Advantage
Date of Birth: 7/7/42                  PricewaterhouseCoopers      Funds, PNC Absolute Return Fund
Age: 67                                LLP (an accounting firm),   LLC, PNC Absolute Return TEDI Fund
                                       1981 - 2002.                LLC, PNC Long-Short Master Fund
                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                   Long-Short TEDI Fund LLC, PNC
                                                                   Alternative Strategies Master Fund
                                                                   LLC, PNC Alternative Strategies
                                                                   Fund LLC, PNC Alternative
                                                                   Strategies TEDI Fund LLC (each a
                                                                   registered investment company)

Richard W. Furst         Since 2010    Consultant and Private      Director, Central Bank & Trust Co.;
Date of Birth: 9/13/38                 Investor, Dean Emeritus     Director, Central Bancshares;
Age: 71                                and Garvice D. Kincaid      Director, PNC Funds, PNC Advantage
                                       Professor of Finance        Funds, PNC Absolute Return Fund
                                       (Emeritus), Gatton          LLC, PNC Absolute Return TEDI Fund
                                       College of Business         LLC, PNC Long-Short Master Fund
                                       and Economics, University   LLC, PNC Long-Short Fund LLC, PNC
                                       of Kentucky, since 2003.    Long-Short TEDI Fund LLC, PNC
                                                                   Alternative Strategies Master Fund
                                                                   LLC, PNC Alternative Strategies
                                                                   Fund LLC, PNC Alternative
                                                                   Strategies TEDI Fund LLC (each a
                                                                   registered investment company)

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

                                                                            OTHER DIRECTORSHIPS
  NAME, DATE OF BIRTH     LENGTH OF     PRINCIPAL OCCUPATION(S)           HELD BY DIRECTOR DURING
        AND AGE          TIME SERVED      DURING PAST 5 YEARS                 PAST 5 YEARS(1)
----------------------   -----------   -------------------------   ------------------------------------
Dale C. LaPorte          Since 2010    Retired; Senior Vice        Director, Invacare Corporation;
Date of Birth: 1/04/42                 President and General       Director, PNC Funds, PNC Advantage
Age: 68                                Counsel, Invacare           Funds, PNC Absolute Return Fund LLC,
                                       Corporation (manufacturer   PNC Absolute Return TEDI Fund LLC,
                                       of healthcare products),    PNC Long-Short Master Fund LLC, PNC
                                       December 2005 - 2008;       Long-Short Fund LLC, PNC Long-Short
                                       Partner, 1974 - 2005 and    TEDI Fund LLC, PNC Alternative
                                       Chairman of Executive       Strategies Master Fund LLC, PNC
                                       Committee, 2000 - 2004,     Alternative Strategies Fund LLC, PNC
                                       of Calfee, Halter &         Alternative Strategies TEDI Fund LLC
                                       Griswold LLP (law firm).    (each a registered investment
                                                                   company)

L. White Matthews, III   Since 2003    Retired since 2001;         Director, Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                 Chairman and Director,      (pharmaceuticals); Director, Imation
Age: 64                                Ceridian Corporation        Corp. (data storage products);
                                       (payroll and human          Director, PNC Funds, PNC Advantage
                                       resources services), 2003   Funds, PNC Absolute Return Fund LLC,
                                       to 2007; Director and       PNC Absolute Return TEDI Fund LLC,
                                       Chairman of the Board of    PNC Long-Short Master Fund LLC, PNC
                                       Constar International       Long-Short Fund LLC, PNC Long-Short
                                       Inc. (bottles and           TEDI Fund LLC, PNC Alternative
                                       packaging manufacturer),    Strategies Master Fund LLC, PNC
                                       2009 to present.            Alternative Strategies Fund LLC, PNC
                                                                   Alternative Strategies TEDI Fund LLC
                                                                   (each a registered investment
                                                                   company)

Edward D. Miller, Jr.    Since 2002    Dean and Chief Executive    Director, Care Fusion (health care
Date of Birth: 2/1/43                  Officer, Johns Hopkins      devices); Director, PNC Funds, PNC
Age: 67                                Medicine, January 1997 to   Advantage Funds, PNC Absolute Return
                                       present.                    Fund LLC, PNC Absolute Return TEDI
                                                                   Fund LLC, PNC Long-Short Master Fund
                                                                   LLC, PNC Long-Short Fund LLC, PNC
                                                                   Long-Short TEDI Fund LLC, PNC
                                                                   Alternative Strategies Master Fund
                                                                   LLC, PNC Alternative Strategies Fund
                                                                   LLC, PNC Alternative Strategies TEDI
                                                                   Fund LLC (each a registered
                                                                   investment company)

(1.) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. The Master Fund is part of a "Fund Complex" that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

OFFICERS OF THE MASTER FUND

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Master Fund's officers who are not Directors.

  NAME, ADDRESS, DATE OF      POSITION HELD WITH                              PRINCIPAL OCCUPATION(S) DURING
       BIRTH AND AGE             MASTER FUND       LENGTH OF TIME SERVED               PAST 5 YEARS
--------------------------   -------------------   ---------------------   ------------------------------------
Kevin A. McCreadie           President             Since 2004              President and Chief Executive
Two Hopkins Plaza,                                                         Officer, PNC Capital Advisors, LLC
4th Floor                                                                  (formerly PNC Capital Advisors,
Baltimore, MD 21201                                                        Inc.) since March 2004; Chief
Date of Birth: 8/14/60                                                     Investment Officer of PNC Capital
Age: 49                                                                    Advisors, LLC since 2002; Chief
                                                                           Investment Officer of PNC Asset
                                                                           Management Group since 2007;
                                                                           Executive Vice President of PNC
                                                                           Bank, N.A. since 2007; Partner of
                                                                           Brown Investment Advisory & Trust
                                                                           Company, 1999-2002.

Jennifer E. Spratley         Vice President and    Since March 2008 and    Managing Director and Head of Fund
Two Hopkins Plaza,           Treasurer             September 2007,         Administration, PNC Capital
4th Floor                                          respectively            Advisors, LLC (formerly PNC Capital
Baltimore, MD 21201                                                        Advisors, Inc.) since 2007;
Date of Birth: 2/13/69                                                     Treasurer, PNC Capital Advisors,
Age: 41                                                                    Inc., September 2007 - September
                                                                           2009; Unit Leader, Fund Accounting
                                                                           and Administration, SEI Investments
                                                                           Global Funds Services 2005 to 2007;
                                                                           Fund Accounting Director, SEI
                                                                           Investments Global Funds Services
                                                                           1999 to 2007.

George L. Stevens            Assistant Vice        Since 2008              Director - CCO Services, Beacon Hill
Beacon Hill Fund Services,   President and Chief                           Fund Services, Inc. (distributor
Inc.                         Compliance Officer                            services, chief compliance officer
4041 N. High Street                                                        services and/or chief financial
Columbus, Ohio 43214                                                       officer services) since 2008; Vice
Date of Birth: 2/10/51                                                     President, Citi Fund Services Ohio,
Age: 59                                                                    Inc. 1995-2008.

PNC ABSOLUTE RETURN MASTER FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2010

  NAME, ADDRESS, DATE OF      POSITION HELD WITH                              PRINCIPAL OCCUPATION(S) DURING
       BIRTH AND AGE             MASTER FUND       LENGTH OF TIME SERVED               PAST 5 YEARS
--------------------------   -------------------   ---------------------   ------------------------------------
Jennifer Vollmer             Secretary             Since 2002              Senior Counsel, PNC since 2007;
The PNC Financial Services                                                 Secretary, PNC Capital Advisors, LLC
Group, Inc.                                                                (formerly, PNC Capital Advisors,
1600 Market Street, 28th                                                   Inc.), since 2001.
Floor
Philadelphia, PA 19103
Date of Birth: 12/30/71
Age: 38

Savonne L. Ferguson          Assistant Secretary   Since 2004              Vice President and Director of
Two Hopkins Plaza,                                                         Regulatory Fund Administration, PNC
4th Floor                                                                  Capital Advisors, LLC (formerly, PNC
Baltimore, MD 21201                                                        Capital Advisors, Inc.) since 2010;
Date of Birth: 10/31/73                                                    Vice President, PNC Capital
Age: 36                                                                    Advisors, Inc. 2007-2009; Assistant
                                                                           Vice President, PNC Capital
                                                                           Advisors, Inc. 2002-2007.

PNC ABSOLUTE RETURN MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2010

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Ramius Alternative Solutions LLC
599 Lexington Avenue, 19th Floor
New York, New York 10022

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The principal financial officer is also the principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Robert D. Neary, Kelly J. Brennan, and Richard W. Furst. Messrs. Neary, Brennan and Furst are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Deloitte & Touche, LLP ("D&T") related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2010 and March 31, 2009 are set forth in the table below:

                                           2010                                                   2009
                 ---------------------------------------------------   ---------------------------------------------------
                 All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                 services billed   services to       and services to   services billed   services to       and services to
                 to the            service           service           to the            service           service
                 Registrant that   affiliates that   affiliates that   Registrant that   affiliates that   affiliates that
                 were              were              did not require   were              were              did not require
                 pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
                 ---------------   ---------------   ---------------   ---------------   ---------------   ---------------

(a)   Audit          $25,556             N/A               N/A             $25,843             N/A               N/A
      Fees(1)

(b)   Audit-           N/A               N/A               N/A               N/A               N/A               N/A
      Related
      Fees

(c)   Tax Fees       $18,111             N/A               N/A             $17,667             N/A               N/A

(d)   All              N/A               N/A               N/A               N/A               N/A               N/A
      Other
      Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The master fund's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant, its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager ("adviser affiliate"). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) During the registrant's last two fiscal years, there were no waivers of the requirement that non-audit services provided to the registrant or any adviser affiliate be pre-approved.

(f)  Not Applicable.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $18,111 and $17,667, respectively.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant's voting rights with respect to the master fund will pass down to the registrant's own members.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund's investment portfolio:

(a)(1) Ramius Alternative Solutions LLC (the "Adviser"), a Delaware limited liability company organized under the laws of Delaware, is the investment adviser of the master fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser's offices are located at 599 Lexington Avenue, 19th Floor, New York, NY 10022.

On November 2, 2009, RCG Holdings LLC (formerly known as Ramius LLC and the managing member of the Adviser) completed a previously announced transaction with Cowen Group Inc. whereby the Adviser became an indirect wholly-owned subsidiary of a newly formed Cowen Group, Inc. ("Cowen").

Subsequent to the transaction, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and is no longer a joint venture between UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG and RCG Holdings LLC.

The Adviser continues to manage the day-to-day operations of the master fund, including making all decisions regarding investments, client servicing and reporting. The transaction has not resulted in any change in the management personnel of, or any material change in investment management services provided by, the Adviser. The managing member of the Adviser is Ramius (as defined below).

Cowen is a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its two business units, Ramius LLC and Cowen and Company, LLC. The Ramius LLC ("Ramius") business unit operates the combined company's alternative investment management business which includes hedge funds, fund of funds, real estate funds, healthcare royalty funds, cash management and commodity trading funds, offered primarily under the Ramius name. Cowen and Company, LLC offers industry-focused investment banking for growth-oriented companies, domain knowledge-driven research and a sales and trading platform for institutional investors.

The common stock of Cowen currently trades on NASDAQ under the symbol "COWN". Founded in 1918, the firm is headquartered in New York and has offices located in major financial centers around the world.

THE DAY-TO-DAY MANAGEMENT OF THE MASTER FUND'S PORTFOLIO WILL BE THE RESPONSIBILITY OF THE ADVISER'S INVESTMENT MANAGEMENT COMMITTEE (THE "IMC"). The members of the IMC are senior professionals of the Adviser who are responsible for defining portfolio objectives/ structure, evaluating the current and projected environment for each strategy, establishing the strategy allocation targets and approving all sub-manager hiring/firing decisions. The IMC currently is made up of six members, five of which are employees of the Adviser and the sixth who is a principal of Ramius Trading Strategies LLC, an affiliate of the Adviser and the trading manager of multi-advisor managed futures funds.

Thomas W. Strauss serves as Chief Executive Officer and President of Ramius Alternative Investments (which includes both Ramius and Ramius Alternative Solutions LLC). Mr. Strauss also serves as a member of the Executive and Operating Committees of Cowen. Mr. Strauss is a founding principal of RCG Holdings LLC (formerly known as Ramius LLC) and was also the Chief Executive Officer of the Adviser.

From 1963 to 1991, Mr. Strauss was with Salomon Brothers Inc. where he was admitted as a General Partner in 1972 and was appointed to the Executive Committee in 1981. In 1986, he became President of Salomon Brothers and a Vice Chairman and member of the Board of Directors of Salomon Inc., the holding company of Salomon Brothers and Phibro Energy, Inc. In 1993, Mr. Strauss became Co-Chairman of Granite Capital International Group.

Mr. Strauss is a former member of the Board of Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, the Federal Reserve International Capital Markets Advisory Committee and the U.S. Japan Business-Council. He is a past President of the Association of Primary Dealers in U.S. Government Securities. Mr. Strauss currently serves on the Board of Trustees of the U.S.-Japan Foundation and is a member of the Board of Trustees and Executive Committee of Mount Sinai Medical Center and Mount Sinai-NYU Health System

Stuart Davies is a Managing Director, Chief Investment Officer and Head of the Investment Management Committee of Ramius Alternative Solutions LLC. Mr. Davies joined the firm in January 2009. Prior to joining Ramius, Mr. Davies was a Managing Director and Global Head of Investments at Ivy Asset Management in New York and was a member of Ivy's Executive Committee and Investment Committee. Earlier in Mr. Davies' career, he was a member of the International Investment Committee of Coronation Fund Manager and also spent three years at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc, as Head of the Investment Team. Mr. Davies started his career in 1992 with Deloitte and Touche in both their audit and corporate finance divisions. Mr. Davies graduated from the University of Cape Town with a Bachelor of Commerce and Post Graduate Diploma in Accounting. He is also a Chartered Accountant and a CFA charterholder.

Vikas Kapoor is a Managing Director and Head of Portfolio Construction and Risk Management of Ramius Alternative Solutions LLC. Mr. Kapoor joined the firm in June 2008. Prior to joining Ramius, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on Portfolio Construction and Risk Management and was a member of Arden's Investment Committee and Management Committee. Earlier in Mr. Kapoor's career, he was Managing Director of Deutsche Bank's Absolute Return Strategies Group where he headed the Quantitative Analysis and Applications Group. Mr. Kapoor received an M.S. in Computational Finance from Carnegie Mellon University in 2003, an M.B.A. in Finance with Honors from the Tulane University in New Orleans in 1996 and a B.Tech. in Mechanical Engineering from Regional Engineering College, Kurukshetra, India in 1991.

Brian Briskin is a Managing Director at Ramius Alternative Solutions LLC. Mr. Briskin is responsible for underlying manager selection, due diligence and monitoring of equities oriented hedge fund managers. Mr. Briskin joined the firm in April 2007. Prior to joining the firm in April 2007, Mr. Briskin was a Managing Director at Focus Investment Group from February 2000 through March 2007. Specifically, Mr. Briskin worked as a member of the Asset Management Committee responsible for underlying manager selection, due diligence, and portfolio management. From 1996 to 2000, Mr. Briskin worked as a Portfolio Research Analyst at Neuberger Berman in New York. Mr. Briskin received a M.B.A. in Finance from The Zicklin School of Business at Baruch College in 1999, and received a B.A. from The State University of New York at Oneonta in Business Economics in 1992. Mr. Briskin is a CFA charterholder.

William Marr is the President and CEO of Ramius Trading Strategies LLC. Mr. Marr was the former Global Head of Hedge Fund Research & Portfolio Construction at Merrill Lynch overseeing more than $25 billion in hedge fund assets (2006-2009) and Global Head of Alternative Investments for Julius Bear Investment Management (2002-2006) with 24 years of industry experience. Mr. Marr has been allocating to hedge funds through managed accounts since 1997.

Hiren Patel is a Managing Director at Ramius Alternative Solutions LLC and is the primary interface between portfolio management and business development efforts for the group. Previously, as a Senior Portfolio Manager, he was responsible for manager selection, due diligence, portfolio management and risk assessment activities across a variety of investment strategies. Mr. Patel joined the firm in February 1998. Prior to joining Ramius, Mr. Patel was a Senior Consultant in the Securities Industry Consulting Group at Price Waterhouse where he was primarily responsible for providing strategy, technology and operations consulting services to international and domestic commercial banks interested in forming broker/dealer subsidiaries. Mr. Patel received an M.B.A. in Finance from Virginia Tech and a B.S. in Finance from Virginia Tech.

(a)(2) The following table provides information relating to other accounts managed by the Investment Management Committee, which is responsible for the day-to-day management of the master fund's portfolio, for the fiscal year ended MARCH 31, 2010.



                                                      Number of Accounts                Total Assets with
                                        Number of        Managed with                          with
                                         Accounts     Performance-Based                  Performance-Based
                                         Managed        Advisory Fees     Total Assets      Advisory Fees
Tom Strauss, Stuart Davies, Vikas
Kapoor, Brian Briskin, Bill Marr,
and Hiren Patel*
Registered investment companies              2               1         $     38,526,041   $     29,094,866
Other pooled investment vehicles             18              13        $    484,146,999   $    282,477,116
Other accounts                               17              10        $  1,803,519,360   $    894,504,776



* All portfolio managers work together as a management team, and no individual portfolio manager is solely responsible for an account.

The Adviser and its affiliates may carry on investment activities for their own accounts, for the accounts of their employees (and their families) and for other accounts in which the Master Fund has no interest. The Adviser and its affiliates also provide investment management services to other clients, including other collective investment vehicles. The Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the master fund, even though their investment programs may be the same or similar.

Certain inherent conflicts of interest arise from the fact that the Adviser and its affiliates generally carry on other investment activities in which the registrant will have no interest.

(a)(3) Compensation for the portfolio managers is a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance or the value of assets of the registrant or any other fund managed by the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. In addition, senior members of the team are eligible to receive equity-based compensation, which is determined, in part, based on the profits earned by the Adviser.

(a)(4) As of MARCH 31, 2010, no portfolio manager was the beneficial owner of any securities in the registrant or the master fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Conduct for the principal executive and principal financial officers is incorporated by reference to the registrant's certified shareholder report on Form N-CSR filed with the SEC on June 9, 2008. (Reg. Nos. 811-21088, 33-128721).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            PNC Absolute Return Fund LLC


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        ----------------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 28, 2010


By (Signature and Title)                /s/ Jennifer E. Spratley
                                        ----------------------------------------
                                        Jennifer E. Spratley
                                        Chief Financial Officer

Date: May 28, 2010